Biological Assets	12 Months Ended
Jul. 31, 2020
Disclosure of detailed information about biological assets [abstract]
Biological Assets

9. Biological Assets

The Company’s biological assets consist of cannabis plants from seeds all the way through to mature plants. The changes in the carrying value of biological assets are as follows:

For the years ended	July 31, 2020	July 31, 2019
Balance, beginning of year	$7,371	$2,332
Acquired through acquisition[1]	—	3,291
Production costs capitalized	38,638	19,215
Net increase in fair value due to biological transformation and estimates	29,356	38,856
Transferred to inventory upon harvest	(67,131)	(56,323)
Disposal of biological assets	(663)	—
Balance, end of year	$7,571	$7,371

[1] Acquired through the Newstrike acquisition on May 24, 2019

During the year ended July 31, 2020, the Company recorded a loss of $663 relating to plants disposed of prior to harvest (2019 - $Nil).

The valuation of biological assets is based on an income approach (Level 3) in which the fair value at the point of harvesting is estimated based on selling prices less the costs to sell. For in process biological assets, the fair value at the point of harvest is adjusted based on the stage of growth at period-end.

The significant estimates used in determining the fair value of cannabis plants are as follows:

•	yield per plant;
•
stage of growth percentage estimated as costs incurred as a percentage of total cost as applied to the estimated total fair value per gram (less fulfilment costs) to arrive at an in-process fair value for estimated biological assets, which have not yet been harvested;

•	percentage of costs incurred for each stage of plant growth.
•	fair value selling price per gram less cost to complete and cost to sell.
•	destruction/wastage of plants during the harvesting and processing process.

Management’s identified significant unobservable inputs, their range of values and sensitivity analysis are presented in the tables below.

Unobservable inputs	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2020	July 31, 2019	July 31, 2020	July 31, 2019
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower and Trim yields per plant.	$3.23 per dried gram	$4.23 per dried gram	$550	$480
Yield per plant Derived from historical harvest cycle results on a per strain basis.	46 - 135 grams per plant	15 - 123 grams per plant	$376	$344
Stage of growth Derived from the estimates of stage of completion within the harvest cycle.	Average of 43% completion	Average of 29% completion	$376	$1,148
Waste Derived from the estimates of planned removal and naturally occurring waste within the cultivation and production cycle.	0%-21% dependent upon the stage within the harvest cycle	0%-30% dependent upon the stage within the harvest cycle	No material variance	$302